Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2016
Regulatory Assets and Liabilities Disclosure [Abstract]
Regulatory Assets and Liabilities

Note 4 — Regulatory Assets and Liabilities
Cleco capitalizes or defers certain costs for recovery from customers and recognizes a liability for amounts expected to be returned to customers based on regulatory approval and management’s ongoing assessment that it is probable these items will be recovered or refunded through the ratemaking process.
Under the current regulatory environment, Cleco believes these regulatory assets will be fully recoverable; however, if in the future, as a result of regulatory changes or competition, Cleco’s ability to recover these regulatory assets would no longer be probable, then to the extent that such regulatory assets were determined not to be recoverable, Cleco would be required to write-down such assets. In addition, potential deregulation of the industry or possible future changes in the method of rate regulation of Cleco could require discontinuance of the application of the authoritative guidance of regulated operations.
The following table summarizes Cleco Power’s net regulatory assets and liabilities:

Cleco Power
(THOUSANDS)	AT DEC. 31, 2016	AT DEC. 31, 2015	REMAINING RECOVERY PERIOD
Total federal regulatory (liability) asset — income taxes	$(635)	$5,614
Total state regulatory asset — income taxes	112,751	105,868
AFUDC	126,335	127,092
Total investment tax credit	(1,002)	(1,633)
Total regulatory assets — deferred taxes, net	237,449	236,941	*
Mining costs	6,372	8,921	2.5 yrs.
Interest costs	4,860	5,221	*
AROs (1)	2,096	2,462	*
Postretirement costs (1)	145,268	150,274	*
Tree trimming costs	5,549	6,318	*
Training costs	6,708	6,863	43 yrs.
Surcredits, net (2)	5,876	9,661	*
Amended lignite mining agreement contingency (1)	—	3,781	—
AMI deferred revenue requirement	4,772	5,318	9 yrs.
Production operations and maintenance expenses	13,999	12,436	*
AFUDC equity gross-up (2)	70,423	71,444	*
Acadia Unit 1 acquisition costs	2,442	2,548	23 yrs.
Financing costs	8,663	9,032	*
Biomass costs	18	50	0.5 yrs.
MISO integration costs	1,404	2,340	1.5 yrs.
Coughlin transaction costs	999	1,030	32.5 yrs.
Corporate franchise tax	1,308	373	*
Acadia FRP true-up	—	377	—
MATS Costs	4,270	—	1.5 yrs
Other	710	357	*
Total regulatory assets	285,737	298,806
PPA true-up	—	(312)	—
Fuel and purchased power	20,787	12,910	*
Total regulatory assets, net	$543,973	$548,345
(1)Represents regulatory assets in which cash has not yet been expended and the assets are offset by liabilities that do not incur a carrying cost.
(2)Represents regulatory assets for past expenditures that were not earning a return on investment at December 31, 2016. All other assets are earning a return on investment.
* For information related to the remaining recovery periods, refer to the following disclosures for each specific regulatory asset.

The following table summarizes Cleco’s net regulatory assets and liabilities:

Cleco
	SUCCESSOR (1)	PREDECESSOR
(THOUSANDS)	AT DEC. 31, 2016	AT DEC. 31, 2015
Total Cleco Power regulatory assets, net	$543,973	$548,345
Cleco Holdings’ Merger adjustments
Fair value of long-term debt	155,776	—
Postretirement costs	23,362	—
Financing costs	8,966	—
Debt issuance costs	7,606	—
Total Cleco regulatory assets, net	$739,683	$548,345
(1)Cleco Holdings’ regulatory assets include acquisition accounting adjustments as a result of the Merger.

Income Taxes
The regulatory asset recorded for deferred income taxes represents the effect of tax benefits or detriments that must be flowed through to customers as they are received or paid. The amounts deferred are attributable to differences between book and tax recovery periods.

Mining Costs
Cleco Power operates a generating unit jointly owned with SWEPCO that uses lignite as its primary fuel source. Cleco Power, along with SWEPCO, maintains a lignite mining agreement with DHLC, the operator of the Dolet Hills Mine. As ordered by the LPSC, Cleco Power’s retail customers began receiving fuel cost savings through the year 2011 while actual mining costs incurred above a certain percentage of the benchmark price were deferred, and could be recovered from retail customers through the FAC only when the actual mining costs are below a certain percentage of the benchmark price.
In 2006, Cleco Power recognized that there was a possibility it may not recover all or part of the lignite mining costs it had deferred and sought relief from the LPSC. In December 2007, the LPSC approved a settlement agreement between Cleco Power, SWEPCO, and the LPSC Staff authorizing Cleco Power to recover the existing deferred mining cost balance, including interest, over 11.5 years. In connection with its approval of the Oxbow Lignite Mine acquisition, in 2009, the LPSC agreed to discontinue benchmarking and the corresponding potential to defer future lignite mining costs while preserving the recovery of the legacy deferred fuel balance previously authorized.

Interest Costs
Cleco Power’s deferred interest costs include additional deferred capital construction financing costs authorized by the LPSC. These costs are being amortized over the estimated lives of the respective assets constructed.

AROs
Cleco Power has recorded an ARO liability for the retirement of certain ash disposal facilities. The ARO regulatory asset represents the accretion of the ARO liability and the depreciation of the related assets. For more information on the accounting treatment of Cleco Power’s AROs, see Note 2 — “Summary of Significant Accounting Policies — AROs.”

Postretirement Costs
Cleco Power recognizes the funded status of its postretirement benefit plans as a net liability or asset. The net liability or asset is defined as the difference between the benefit obligation and the fair market value of plan assets. For defined benefit pension plans, the benefit obligation is the projected benefit obligation. Historically, the LPSC has allowed Cleco Power to recover pension plan expense. Cleco Power, therefore, recognizes a regulatory asset based on its determination that these costs can be collected from customers. These costs are amortized to pension expense over the average service life of the remaining plan participants (approximately 10 years as of December 31, 2016, for Cleco’s plan) when it exceeds certain thresholds. The amount and timing of the recovery will be based on the changing funded status of the pension plan in future periods. For more information on Cleco’s pension plan and adoption of these authoritative guidelines, see Note 9 — “Pension Plan and Employee Benefits.”

Tree Trimming Costs
In 2008, the LPSC approved Cleco Power’s request to establish a regulatory asset for costs incurred to trim, cut, or remove trees that were damaged by Hurricanes Katrina and Rita, but were not addressed as part of the restoration efforts. Cleco Power was allowed to recover these expenditures and the regulatory asset for the initial tree trimming project was completely amortized in January 2015.
In April 2013, the LPSC approved Cleco Power’s request to expend and defer up to $8.0 million in additional tree management costs. Cleco Power requested similar accounting treatment as authorized in the initial tree extraction request and requested authorization to defer actual expenditures as a regulatory asset through the completion date of the tree extraction effort. In February 2015, Cleco Power completed the tree extraction and began amortizing the additional charges over a 3.5-year period.
As a result of increased vegetation growth and to remain in compliance with regulatory requirements, Cleco Power anticipates the need to spend $20.8 million through December 2020 in tree and vegetation management costs. In September 2016, Cleco Power requested approval from the LPSC to defer a portion of these costs utilizing the same accounting treatment of similar costs approved in previous dockets. In October 2016, the LPSC approved Cleco Power to defer an additional amount up to $10.9 million. Of the remaining costs, $4.0 million will be expensed to Maintenance on Cleco Power’s Consolidated Statements of Income, and $5.9 million will be deferred and recovered in current base rates through June 2020.

Training Costs
In February 2008, the LPSC approved Cleco Power’s request to establish a regulatory asset for training costs associated with existing processes and technology for new employees at Madison Unit 3. Recovery of these expenditures was approved by the LPSC in October 2009. In February 2010, Cleco Power began amortizing the regulatory asset over a 50-year period.

Surcredits, Net
Cleco Power has recorded surcredits as the result of a settlement with the LPSC that addressed, among other things, the recovery of the storm damages related to hurricanes and uncertain tax positions. In the settlement, Cleco Power was required to implement surcredits to provide ratepayers with the economic benefit of the carrying charges of certain accumulated deferred income tax liabilities at a rate of return which was set by the LPSC. The settlement, through a true-up mechanism, allows the surcredits to be adjusted to reflect the actual tax deductions allowed by the IRS.
Cleco Power also was allowed to record a corresponding regulatory asset in an amount representing the flow back of the carrying charges to ratepayers. This amount is being amortized over various terms of the established surcredits.
In the third quarter of 2013 and the first quarter of 2014, Cleco Power recorded a true-up to the surcredits to reflect the actual tax deductions allowed by the IRS for storm damages and uncertain tax positions. As a result of the true-ups, Cleco Power has recorded a regulatory asset that represents excess surcredits refunded to customers that will be collected from ratepayers in future periods. These amounts are being collected and amortized over a four-year period.
As a result of a settlement with the LPSC, Cleco Power is required to implement a surcredit when funds are withdrawn from the restricted storm reserve. In March 2014, Cleco Power withdrew $4.0 million from the restricted storm reserve to pay for storm damages, resulting in the establishment of a new surcredit. This surcredit will be utilized to partially replenish the storm reserve. These amounts are being collected and amortized over a four-year period.
In June 2014, the LPSC approved Cleco Power’s FRP extension. A provision of the FRP extension was to reduce base rates by the amount of the surcredits beginning in July 2014. For more information on the FRP extension, see Note 12 — “Regulation and Rates.”

Amended Lignite Mining Agreement Contingency
In April 2009, Cleco Power and SWEPCO entered into a series of transactions to acquire additional lignite reserves and mining equipment from the North American Coal Corporation (NAC), each agreeing to purchase a 50% ownership interest in Oxbow from NAC for a combined price of $25.7 million. Cleco Power, SWEPCO, and DHLC entered into the Amended Lignite Mining Agreement which requires DHLC to mine lignite at the existing Dolet Hills Mine along with the Oxbow Mine and deliver the lignite to the Dolet Hills Power Station at cost plus a specified management fee. The mining areas are expected to be sufficient to provide the Dolet Hills Power Station with lignite fuel until at least 2036.
Among the provisions of the Amended Lignite Mining Agreement is a requirement that if DHLC is unable to pay for loans and lease payments when due, Cleco Power will pay 50% of the amounts due. Any payments under this provision will be considered a prepayment of lignite to be delivered in the future and will be credited to future invoices from DHLC. This provision meets the recognition requirements as a guarantee to an unrelated third party. Previously, Cleco Power recorded a liability of $3.8 million with an offsetting regulatory asset due to Cleco Power’s ability to recover prudent fuel costs from customers through the FAC. Management determined that it does not expect to be required to pay DHLC under this guarantee. As a result of this determination, the liability and the offsetting regulatory asset were remeasured to zero during the second quarter of 2016.

AMI Deferred Revenue Requirement
In February 2011, the LPSC approved Cleco Power’s stipulated settlement in Docket No. U-31393 allowing Cleco Power to defer, as a regulatory asset, the estimated revenue requirements for the AMI project. The amount of the regulatory asset, including carrying charges, is capped by the LPSC at $20.0 million. In June 2014, the LPSC approved Cleco Power’s FRP extension and the AMI regulatory asset and project capital costs were included in rate base. Cleco Power is recovering the AMI deferred revenue requirement over 11 years beginning July 2014.

Production Operations and Maintenance Expenses
In September 2009, the LPSC authorized Cleco Power to defer, as a regulatory asset, production operations and maintenance expenses, net of fuel and payroll, above the retail jurisdictional portion of $25.6 million annually (deferral threshold). On June 18, 2014, the LPSC approved Cleco Power’s FRP extension, which increased the operations and maintenance deferral threshold to $45.0 million annually. The amount of the regulatory asset is capped at $23.0 million. Also, as part of the FRP extension, the LPSC allowed Cleco Power to recover the amount deferred in any calendar year over the following three year regulatory period, beginning on July 1, when the annual rates are set. In December 2013, 2014, 2015, and 2016, Cleco Power deferred $8.5 million, $7.7 million, $1.8 million, and $7.3 million, respectively, as a regulatory asset.

AFUDC Equity Gross-Up
Cleco Power capitalizes equity AFUDC as a cost component of construction projects. Cleco Power has recorded a regulatory asset to recover the tax gross-up related to the equity component of AFUDC. These costs are being amortized over the estimated lives of the respective assets constructed.

Acadia Unit 1 Acquisition Costs
In October 2009, the LPSC approved Cleco Power’s request to establish a regulatory asset for costs incurred as a result of the acquisition by Cleco Power of Acadia Unit 1 and half of Acadia Power Station’s related common facilities. The Acadia Unit 1 acquisition costs are being recovered over a 30-year period beginning February 2010.

Financing Costs
In 2011, Cleco Power entered into and settled two treasury rate locks. Of the $26.8 million in settlements, $7.4 million was deferred as a regulatory asset relating to ineffectiveness of the hedge relationships. Also in 2011, Cleco Power entered into a forward starting swap contract. These derivatives were entered into in order to mitigate the interest rate exposure on coupon payments related to forecasted debt issuances. In May 2013, the forward starting interest rate swap was settled at a loss of $3.3 million. Cleco Power deferred $2.9 million of the losses as a regulatory asset, which is being amortized over the terms of the related debt issuances.

Biomass Costs
In November 2011, the LPSC approved Cleco Power’s request to establish a regulatory asset for the non-fuel, non-capital portion of costs incurred to conduct a test burn of biomass fuel at Madison Unit 3. In August 2012, Cleco Power began amortizing these costs over a five-year period.

MISO Integration Costs
In June 2014, the LPSC approved Cleco Power’s request to recover the non-capital integration costs associated with Cleco Power joining MISO. The MISO integration costs are being recovered over a four-year period beginning July 2014.

Coughlin Transaction Costs
In January 2014, the LPSC authorized Cleco Power to create a regulatory asset for the Coughlin transfer transaction costs. The Coughlin transaction costs are being recovered over a 35-year period beginning July 2014.

Corporate Franchise Tax
As part of the FRP extension approved by the LPSC in June 2014, Cleco Power was authorized to recover through a rider the retail portion of state corporate franchise taxes paid. In 2016 and 2015, Cleco Power’s net retail portion of franchise taxes paid was $2.5 million and $1.7 million, respectively. The retail portion of state corporate franchise taxes paid each year will be recovered over 12 months beginning July 1 of the following year.

Acadia FRP True-up
For the FRP period July 1, 2013 through June 30, 2014, Cleco Power was authorized by the LPSC to recover the estimated revenue requirement of $58.3 million related to Acadia Unit 1. In June 2014, Cleco Power determined that it had under-recovered $0.8 million in revenue from customers based on the actual revenue requirement for Acadia Unit 1. The amount representing the under-collection was deferred and was recovered from customers over 12 months beginning July 1, 2015.

MATS Costs
On February 1, 2016, the LPSC approved Cleco Power’s request to recover the revenue requirements associated with the installation of MATS equipment. The MATS rule required affected EGUs to meet specific emission standards and work practice standards to address hazardous air pollutants by April 2015. The LPSC approval also allowed Cleco Power to record a regulatory asset of $7.1 million representing the unrecovered revenue requirements of MATS equipment placed in service in the years prior to the LPSC review and approval. This amount is being amortized over three years beginning January 1, 2016.

Other
In June 2014, the LPSC approved Cleco Power’s FRP extension which authorized the recovery of previously deferred costs incurred as a result of Cleco Power’s FRP extension filing, the 2003 through 2008 fuel audit, and a biomass study. These costs are being recovered over a three-year period beginning July 2014. In October 2015, the LPSC approved the recovery of costs incurred as a result of Cleco Power’s 2009 through 2013 fuel audit. In April 2016, the LPSC approved the recovery of costs incurred as part of Cleco Power’s IRP report filed under the IRP Order No. R-30021. Both the 2009 through 2013 fuel audit costs and the IRP costs are being recovered over a three-year period beginning July 2016.

PPA True-up
In preparing the FRP monitoring report for the year ended June 30, 2014, Cleco Power determined it had recovered $0.6 million above the actual PPA capacity costs. Cleco Power recorded the overcollection as a regulatory liability and returned this amount to the customers over 12 months beginning July 1, 2015.

Fuel and Purchased Power
The cost of fuel used for electric generation and power purchased for utility customers are recovered through the LPSC-established FAC or related wholesale contract provisions, which enable Cleco Power to pass on to its customers substantially all such charges. For 2016, approximately 75% of Cleco Power’s total fuel cost was regulated by the LPSC.
Fuel and purchased power increased $7.9 million from December 31, 2015. Of this amount, $11.5 million was due to an increase caused by surcharge adjustments, increased environmental expenses, and timing of collections. This was partially offset by a $3.6 million decrease in the mark-to-market value on FTRs.

Cleco Holdings’ Merger Adjustments
As a result of the Merger, Cleco implemented acquisition accounting, which eliminated AOCI at the Cleco consolidated level on the date of the Merger. Cleco will continue to recover expenses related to certain postretirement costs; therefore, Cleco recognized a regulatory asset based on its determination that these costs can continue to be collected from customers. These costs will be amortized to Other operations expense over the average remaining service period of participating employees. Cleco will also continue to recover financing costs associated with the settlement of two treasury rate locks and a forward starting swap contract that were previously recognized in AOCI. Additionally, as a result of the Merger, a regulatory asset was recorded for debt issuance costs that were eliminated at Cleco and a regulatory asset was recorded for the difference between the carrying value and the fair value of long-term debt. These regulatory assets will be amortized over the terms of the related debt issuances. In November and December 2016, Cleco Power redeemed $60.0 million and $250.0 million in long-term debt, respectively. As a result, the fair value adjustments for the redeemed long-term debt and the related unamortized debt issuance cost of $19.8 million on Cleco’s Consolidated Balance Sheets were derecognized. The offset was to the respective regulatory assets.